UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2014

Par Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(713) 969-3293

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Par Petroleum Corporation is filing this Amendment No. 1 to Current Report on Form 8-K (this “Amended Form 8-K”) to amend its Current Report on Form 8-K, as originally filed with the U.S. Securities and Exchange Commission on July 21, 2014 (the “Original Form 8-K”), solely to correct an incorrect reference to the record date being the close of business on June 21, 2014. The correct record date is the close of business on July 21, 2014. In accordance with Rule 12b-15 under the Securities and Exchange Act of 1934, as amended, the Original Form 8-K is hereby amended and restated in its entirety. This Amended Form 8-K does not amend or otherwise update any other information in the Original Form 8-K.

Item 8.01 Other Events

On July 21, 2014, Par Petroleum Corporation (the “Company”) announced that it intends to launch its previously announced registered rights offering on July 22, 2014. Under the terms of the rights offering, the Company will grant, at no charge, to each stockholder as of the close of business on the record date of July 21, 2014, one transferable subscription right for each whole share of common stock owned by that stockholder on the record date. Each subscription right will entitle a rights holder to purchase 0.21 shares of the Company’s common stock at a subscription price equal to $16.00 per whole share (subject to rounding down to avoid the issuance of fractional shares) (the “basic subscription right”). The rights offering will also include an oversubscription privilege, which will entitle stockholders who exercise all of their subscription rights in the basic subscription privilege the right to purchase additional shares of common stock in the rights offering, subject to availability and pro-rata allocation of shares among rights holders exercising such oversubscription privilege. The subscription rights will expire if they are not exercised by 5:00 p.m. New York City time on August 13, 2014 (unless extended).

The rights offering will be made solely by means of a prospectus supplement meeting the requirements of the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (“SEC”) in connection with the Company’s registration statement on Form S-3 which became effective on July 7, 2014. Additional information regarding the rights offering will be set forth in the prospectus supplement to be filed with the SEC.

THIS CURRENT REPORT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF PAR PETROLEUM CORPORATION, NOR SHALL THERE BE ANY OFFER, SOLICITATION OR SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. ANY SUCH OFFER, SOLICITATION OR SALE WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

The press release announcing the rights offering is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated July 21, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: July 21, 2014	/s/ Brice Tarzwell
Brice Tarzwell Senior Vice President, Chief Legal Officer and Secretary

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